UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 4, 2023, Orthofix Medical Inc. (“Orthofix”) held a special meeting of its stockholders (the “Orthofix Special Meeting”). At the close of business on November 10, 2022, the record date for the Orthofix Special Meeting, there were 20,011,598 Orthofix common shares outstanding and entitled to vote at the Orthofix Special Meeting. A total of 17,517,255 Orthofix common shares were voted in person or by proxy at the Orthofix Special Meeting, representing 87.54% of the Orthofix common shares outstanding and entitled to vote, which constituted a quorum to conduct business at the Orthofix Special Meeting. At the Orthofix Special Meeting, Orthofix’s stockholders approved the proposal described below and which is described in greater detail in Orthofix’s definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission on November 23, 2022. Stockholder action on a second proposal, to approve the adjournment of the Orthofix Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there were not sufficient votes at the time of the Orthofix Special Meeting to approve Proposal 1, was not required and no vote was taken on that proposal.

The final voting results with respect to the proposal considered and voted upon at the Orthofix Special Meeting are set forth below.

Proposal 1: Orthofix Share Issuance. To approve the issuance of Orthofix common stock, par value $0.10 per share, to SeaSpine stockholders in connection with the merger, as contemplated by the Agreement and Plan of Merger, dated as of October 10, 2022, by and among Orthofix Medical Inc., Orca Merger Sub Inc. and SeaSpine Holdings Corporation.

For	Against	Abstain
17,121,777	264,278	131,200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.

Date: January 4, 2023	By:	/s/ Kimberley A. Elting
Kimberley A. Elting
President of Global Orthopedics;
Chief Legal and Development Officer